UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
July 17, 2025
Date of Report (Date of earliest event reported)
THE PNC FINANCIAL SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)
Commission File Number 001-09718

Pennsylvania	25-1435979
(State or other jurisdiction of	(I.R.S. Employer
incorporation)	Identification No.)
The Tower at PNC Plaza
300 Fifth Avenue
Pittsburgh, Pennsylvania 15222-2401
(Address of principal executive offices, including zip code)
(888) 762-2265
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $5.00	PNC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On July 21, 2025, The PNC Financial Services Group, Inc. (the “Corporation”) completed the public offer and sale of $1,500,000,000 aggregate principal amount of its 5.373% Fixed Rate/Floating Rate Senior Notes due July 21, 2036 (the “Notes”). The Notes were sold pursuant to an Underwriting Agreement dated July 17, 2025 (the “Underwriting Agreement”) entered into by the Corporation, PNC Capital Markets LLC, Citigroup Global Markets Inc. and Goldman Sachs & Co. LLC. The Underwriting Agreement is attached to this Current Report on Form 8-K as Exhibit 1.1 and is incorporated into this Item 8.01 by reference.

The Notes were issued under an Indenture, dated as of September 6, 2012 (the “Base Indenture”), as amended and supplemented by a First Supplemental Indenture, dated as of April 23, 2021 (the “Supplemental Indenture” and together with the Base Indenture, the “Indenture”), between the Corporation and The Bank of New York Mellon, as trustee.

The underwritten offering described in this Current Report on Form 8-K is more fully described in the prospectus supplement, dated July 17, 2025, and filed with the Securities and Exchange Commission (the “Commission”) on July 18, 2025, to the accompanying prospectus filed with the Commission on December 13, 2024, as part of the Company’s Registration Statement on Form S-3ASR (File No. 333-283793) (the “Registration Statement”). The above description of the Underwriting Agreement and the Indenture is qualified in its entirety by reference to the full text of such agreements. Copies of the Underwriting Agreement, the Base Indenture, the Supplemental Indenture and the Form of Note are filed or incorporated by reference as Exhibits 1.1, 4.1, 4.2 and 4.3, respectively.

A copy of the legality opinion delivered by Laura Gleason, counsel to the Corporation in connection with the issuance of the Notes, is attached hereto as Exhibit 5.1.

This Current Report on Form 8-K is being filed for the purpose of filing the attached documents in connection with the issuance of the Notes as exhibits to the Registration Statement and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Number	Description	Method of Filing

1.1	Underwriting Agreement, dated as of July 17, 2025	Filed herewith
4.1	Indenture, dated as of September 6, 2012, between the Corporation and The Bank of New York Mellon	Incorporated herein by reference to Exhibit 4.19 of Form S-3 filed on January 15, 2010, as amended by Post-Effective Amendment No. 1 filed on September 6, 2012
4.2	Supplemental Indenture, dated as of April 23, 2021, between the Corporation and The Bank of New York Mellon	Incorporated herein by reference to Exhibit 4.2 of Form 8-K filed on April 23, 2021
4.3	Form of 5.373% Fixed Rate/Floating Rate Senior Note due July 21, 2036	Filed herewith
5.1	Opinion of Laura Gleason	Filed herewith
23.1	Consent of Laura Gleason (included in Exhibit 5.1)	Filed herewith
104	The cover page of this Current Report on Form 8-K, formatted as an inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC. (Registrant)
Date:	July 21, 2025	By:	/s/ Gregory H. Kozich
Gregory H. Kozich
Senior Vice President and Controller